UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: February 28, 2006
CINCINNATI BELL INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Fourth Street Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (513) 397-9700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Cincinnati Bell Inc.
Section 7 – Regulation FD
Item 7.01 Regulation FD Disclosure.
     On February 28, 2006, Jack Cassidy, the Company’s president and chief executive officer, will present at the Merrill Lynch Communications Forum in New York City. The presentation will be webcast both live and on-demand. To listen, go to the Investor Relations section of www.cincinnatibell.com, click on the Webcasts/Presentations tab and follow the instructions for accessing the webcast.
     A copy of the presentation to be made during the Communications Forum is attached to this Current Report as Exhibit 99.1.
     The information in this Current Report and the exhibit attached to this Current Report as Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that Section nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Act of 1934, except as shall be expressly stated by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
Exhibit 99.1	Presentation made during Merrill Lynch Communications Forum on February 28, 2006.

Form 8-K	Cincinnati Bell Inc.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

By:	/s/ Christopher J. Wilson

Christopher J. Wilson Vice President and General Counsel
Date: February 28, 2006

Exhibit Index

Exhibit No.	Exhibit

Exhibit 99.1	Presentation made during Merrill Lynch Communications Forum on February 28, 2006.

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